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                                                                 Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18,2000 relating to the financial statements and financial statement schedule of Eclipsys Corporation, which appears in Eclipsys Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.




PricewaterhouseCoopers LLP

Atlanta, Georgia
March 29, 2000




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